UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 1, 2011

BILLMYPARENTS, INC.

A Colorado Corporation

(Exact name of registrant as specified in its charter)

COLORADO	000-27145	33-0756798
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

6440 Lusk Blvd., Suite 200

San Diego California 92121

 (Address of principal executive offices)

(858) 677-0080

 (Registrant’s telephone number)

 (Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into a Material Definitive Agreement

On November 1, 2011, BillMyParents, Inc., a Colorado corporation (the "Company"), granted 2,500,000 warrants to purchase common stock to Isaac Blech, a member of the Company’s Board of Directors, in connection with his appointment as the Vice Chairman of the Board of Directors.  The warrants vest monthly over a period of 36 months; have an exercise price of $0.51 per share; include a cashless exercise option; and expire 5 years after the date of grant.  This summary of the terms of warrant agreement is qualified in its entirety by reference to the form of warrant agreement which is filed as an exhibit to this current report.

Item 9.01    Financial Statements and Exhibits

(c) Exhibits.

Exhibit	Description

10.57	Warrant Agreement dated November 1, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BILLMYPARENTS, INC.
/s/ Jonathan Shultz
Dated: November 7, 2011	By:
Jonathan Shultz Chief Financial Officer

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